SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                                ---------

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  January 17, 1995
                                                     ----------------


                      Northern Trust Corporation
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                               Delaware
            ---------------------------------------------
            (State or other jurisdiction of incorporation)


        0-5965                                      36-2723087
- ------------------------               --------------------------------
(Commission File Number)               (IRS Employer Identification No.)


50 South La Salle Street
Chicago, Illinois                               60675
- ------------------------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  (312) 630-6000
                                                    --------------------









                   Exhibit Index is located on page 4.





Item 5.   Other Events

          The information contained in the registrant's January 17, 1995 press release, reporting on the registrant's earnings for the fourth quarter of 1994 and for its 1994 fiscal year, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99     January 17, 1995 Press Release









































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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NORTHERN TRUST CORPORATION
                                   -----------------------------------
                                        (Registrant)




Dated:  January 17, 1995      By:  /s/ Perry R. Pero
                                   -----------------------------------
                                   Perry R. Pero
                                   Senior Executive Vice President
                                   and Chief Financial Officer






























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                             EXHIBIT INDEX
                             -------------


Number                        Description              Page Number
- ------                        -----------              -----------

  99                January 17, 1995 Press Release          5












































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